UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

Wireless Fund

                                                         (Exact name of registrant as specified in charter)

480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020

                                                                         (Address of principal executive offices)

                                                             (Zip code)

Ross C. Provence

480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020

(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Wireless Fund

Semi-Annual Report

September 30, 2004

Letter To Shareholders, November 2004

During the 12 month period ending September 30, 2004 there were two distinct market environments.  The six month period ending March 31, 2004 provided an environment of low valuations, underestimated earnings, and a global economic recovery.  During the period, the Fund's performance fared very well.  However, in February the market environment began to change.  Valuations began to look less attractive, fewer companies upgraded earnings estimates, and concerns arose about slowing global growth and rising interest rates.  Current domestic concerns along with the war in Iraq continue to pressure the market.  However, since the results of the election have passed, the economy continues to improve with unemployment declining, setting the stage for a strong market in the future.  The overall performance of the Fund has lagged the S&P 500 and the Nasdaq over the 12 month period ending September 30, 2004 with the Fund down 8.81%.  The S&P 500 increased 13.83% and the Nasdaq advanced 6.69% over the same period.  The semiconductor sector was one of the factors that contributed to the Fund’s underperformed during period.  Furthermore, several holdings including Nortel (NYSE: NT) and UT Starcom (Nasdaq: UTSI) had pullbacks during the period.

The cell phone market continues to demonstrate promise as new functions migrate to handsets.  There continues to be an opportunity for the introduction of new features in the wireless space.  Mobile phone sales jumped to 164.1 million units in the third quarter, up 23% compared to the same quarter a year ago, according to research from IDC.  Vendors seem to be projecting strong seasonal sales in the fourth quarter, as well.

Nokia (NYSE: NOK) has reemerged as the owner of more than 30% of the market.  Nokia's worldwide slice equaled 29.6% in the second quarter, but grew to 31.3% – representing sales

2004 Semi-Annual Report  1

of 51.4 million units – in the July through September period as measured by IDC. Nokia achieved the increase partly by offering new models of mid-range and high-end handsets.  In second place was Motorola (NYSE: MOT), with 14.2% of the overall market.  Motorola shipped 23.3 million handsets.

The long-term vision seen by many is that wireless will be the killer application on the hardware side of the industry.  Companies like Texas Instruments (NYSE: TXN) foresee smartphones as the most important device in the next year or two.  The company is preparing to bring to market a single chip for cell phones, that is, a chip that will handle all the functions of the cell phone.  The housing and the buttons on the phone will become nothing more than an expression of the chip.

Hoping to accelerate the deployment of a new wireless technology, Intel Corp. (Nasdaq: INTC) recently announced it has invested in a venture to deliver high-speed Internet service over the airwaves with Clearwire, Inc.   As part of the deal, Clearwire will deploy a network based on the emerging "WiMax" standard, powered by Intel chips.  It promises to rival high-speed Internet services offered by cable and telephone companies – without the wires.  WiMax, which has been heavily touted by Intel, offers greater range and speed than Wi-Fi, a wireless technology popular today in home and office networks.  WiMax is expected to be widely accessible at a distance of miles, rather than a few hundred feet.

Looking ahead, we believe the overall market will improve and the wireless sector will continue to be a leading area of innovation.  As always, we look forward to the new and exciting developments that emerge in the wireless area.

Sincerely,

Jeffrey R. Provence

2004 Semi-Annual Report  2

Wireless Fund Sector Distribution (Unaudited)

Industry Sector

                 Percentage of Net Assets

  1. Radio and Television Broadcasting and Communication Equip.

                    25.88%

  2. Semiconductors and Related Devices

                    19.69%

  3. Prepackaged Software

        11.90%

  4. Telephone and Telegraph Apparatus

          8.63%

  5. Circuit Boards

          4.86%

  6. Search, Detection, Navigation, Guidance, Aeronautical Systems

          4.65%

  7. Communications Equipment

          4.58%

  8. Communications Services

                      4.56%

  9. Computer Communications Equipment

                      4.26%

10. Computer Programming Services

                      3.56%

11. Radiotelephone Communications

                      2.14%

12. Electronic Components, NEC

          1.98%

13. Printed Circuit Boards

          1.49%

14. Patent Owners & Lessors

                      1.33%

15. Cash & Equivalents Net of Liabilities in Excess of Other Assets

          0.49%

Average annual total returns for period ended 9/30/04 (Unaudited)

9/30/04 NAV $3.20

           Since

1 Year         3 Year

        Inception (4/3/00)

Wireless Fund

             -8.81%        -7.46%

          -33.48%

Nasdaq**

 6.69%         8.64%

          -17.43%

Standard & Poor’s 500 Index***

            13.83%         4.03%

            -4.92%

*Average annual total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The Nasdaq Composite (Nasdaq) is a capitalization-weighted index of all common stocks listed on Nasdaq and is an unmanaged group of stocks whose composition is different from the Fund.

***The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

Past Performance Does Not Guarantee Future Results.  Investment Return And Principal Value Will Fluctuate So That Shares, When Redeemed, May Be Worth More Or Less Than Their Original Cost.

2004 Semi-Annual Report  3

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses

Shareholders of this Fund incur ongoing operating expenses consisiting of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Fund and to compare these expenses with similar costs of investing in other mutual funds. The example is is based on an investment of $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) invested in the Fund on March 31, 2004 and held through September 30, 2004.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below  provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. In order to assist shareholders in comparing the ongoing expenses of  investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

    Expenses Paid

Beginning

Ending

               During the Period*

         Account Value

       Account Value          March 31, 2004 to

        March 31, 2004

  September 30, 2004

 September 30, 2004

Actual

$1,000

$780.50

                        $8.70

Hypothetical

$1,000

           $1015.29

                        $9.85

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2004 Semi-Annual Report  4

                                  SCHEDULE OF INVESTMENTS WIRELESS FUND

                                                                                   (Unaudited)

                                                                        SEPTEMBER 30, 2004

Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
Circuit Boards
22,475	Flextronics International, Ltd.*	$ 297,794	4.86%

Communications Equipment
17,425	UTStarcom, Inc.*	280,717	4.58%

Communications Services
77,500	Metro One Communications, Inc.*	124,000
22,300	Wireless Facilities, Inc.*	155,431
		279,431	4.56%

Computer Communications Equipment
14,450	Cisco Systems Inc.*	261,545	4.26%

Computer Programming Services
10,000	Amdocs Limited*	218,300	3.56%

Electronic Components, NEC
15,000	Micronetics, Inc.*	121,650	1.98%

Patent Owners & Lessors
5,000	Interdigital Communications Corp.*	81,600	1.33%

Prepackaged Software
15,400	BEA Systems, Inc.*	106,414
9,500	Catapult Communications Corp.*	178,980
12,430	Check Point Software Tech.*	210,937
9,833	Openwave Systems, Inc.*	86,727
13,000	Oracle Corp.*	146,640
		729,698	11.90%

Printed Circuit Boards
13,000	Sanmina SCI Corp.*	91,650	1.49%

Radio and Television Broadcasting and Communication Equip.
10,500	Comtech Telecommunications Corp.*	284,550
2,600	LM Ericsson *	81,224
14,000	Motorola, Inc.	252,560
27,276	Nokia Corp. ADR	374,227
14,375	QUALCOMM, Inc.	561,200
3,500	Spectralink Corp.	33,250
		1,587,011	25.88%

Radiotelephone Communications
5,500	Nextel *	131,120	2.14%

Search, Detection, Navigation, Guidance, Aeronautical Systems
6,600	Garmin Ltd.	285,450	4.65%

Semiconductors and Related Devices
22,000	Anadigics, Inc.*	75,240
10,400	Intel Corp.	208,624
11,300	Kopin Corporation*	45,991
27,700	RF Micro Devices, Inc.*	175,618
22,100	Skyworks Solutions, Inc. *	209,508
16,100	Texas Instruments, Inc.	342,608
119,000	TranSwitch Corp.*	149,940
		1,207,529	19.69%

Telephone and Telegraph Apparatus
12,680	Comverse Technology, Inc.*	238,764
85,500	Nortel Networks Corp.*	290,700
		529,464	8.63%

Total for Common Stock (Cost $9,670,639)		6,102,959	99.51%

Cash Equivalents
36,562	First American Treasury Obligation Fund Cl S .92% **	36,562	0.60%
	(Cost $36,562)

	Total Investments	6,139,521	100.11%
	(Cost $9,707,201)

	Liabilities in Excess of Other Assets	(6,457)	-0.11%

	Net Assets	$ 6,133,064	100.00%

* Non-Income producing securities.

** Variable rate security; the coupon rate shown represents the rate at September 30, 2004.

The accompanying notes are an integral part of the financial statements.

2004 Semi-Annual Report  5

                                      WIRELESS FUND

Statement of Assets and Liabilities
September 30, 2004 (Unaudited)

Assets:
Investment Securities at Market Value	$ 6,139,521
(Cost - $9,707,201)
Cash	2,113
Receivables:
Dividends and Interest	1,182
Total Assets	6,142,816
Liabilities
Payables:
Advisory Fees	9,752
Total Liabilities	9,752
Net Assets	$ 6,133,064
Net Assets Consist of:
Paid In Capital	33,354,250
Accumulated Net Investment Loss	(65,703)
Accumulated Realized Gain (Loss) on Investments - Net	(23,587,803)
Unrealized Depreciation in Value
of Investments Based on Cost - Net	(3,567,680)
Net Assets, for 1,914,980 Shares Outstanding	$ 6,133,064
(Unlimited number of shares authorized without par value)
Net Asset Value, Offering Price and Redemption Price
Per Share ($6,133,064/1,914,980 shares)	$ 3.20

Statement of Operations
For the six months ended September 30, 2004 (Unaudited)
Investment Income:
Dividends	$ 4,347
Interest	324
Total Investment Income	4,671
Expenses: (Note 3)
Management Fees	70,374
Total Expenses	70,374

Net Investment Loss	(65,703)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(745,339)
Change In Unrealized Appreciation (Depreciation) on Investments	(1,149,697)
Net Realized and Unrealized Gain (Loss) on Investments	(1,895,036)

Net Increase (Decrease) in Net Assets from Operations	$ (1,960,739)

The accompanying notes are an integral part of the financial statements.

2004 Semi-Annual Report  6

                                                         WIRELESS FUND

Statements of Changes in Net Assets (Unaudited)

	4/1/2004	4/1/2003
	to	to
	9/30/2004	3/31/2004
From Operations:
Net Investment Loss	$ (65,703)	$ (143,281)
Net Realized Gain (Loss) on Investments	(745,339)	(1,618,932)
Change In Net Unrealized Appreciation (Depreciation)	(1,149,697)	5,402,665
Increase (Decrease) in Net Assets from Operations	(1,960,739)	3,640,452
From Capital Share Transactions:
Proceeds From Sale of Shares	876,641	4,870,301
Shares Issued on Reinvestment of Dividends	0	0
Cost of Shares Redeemed	(2,015,355)	(3,905,409)
Net Increase (Decrease) from Shareholder Activity	(1,138,714)	964,892

Net Increase (Decrease) in Net Assets	(3,099,453)	4,605,344

Net Assets at Beginning of Period	9,232,517	4,627,173
Net Assets at End of Period (Including Accumulated Undistributed	$ 6,133,064	$ 9,232,517
Net Investment Income of $0 and $0, respectively)

Share Transactions:
Issued	231,075	1,212,755
Reinvested	-	-
Redeemed	(568,191)	(985,485)
Net increase (decrease) in shares	(337,116)	227,270
Shares outstanding beginning of period	2,252,096	2,024,826
Shares outstanding end of period	1,914,980	2,252,096

Financial Highlights (Unaudited)

Selected data for a share outstanding	4/1/2004		4/1/2003	4/1/2002	4/1/2001	4/3/2000**
throughout the period:	to		to	to	to	to
	9/30/2004		3/31/2004	3/31/2003	3/31/2002	3/31/2001
Net Asset Value -
Beginning of Period	$ 4.10		$ 2.29	$ 4.07	$ 5.92	$ 20.00
Net Investment Income/(Loss)	(0.03)		(0.06)	(0.04)	(0.09)	(0.23)
Net Gains or Losses on Securities
(realized and unrealized)	(0.87)		1.87	(1.74)	(1.76)	(13.85)
Total from Investment Operations	(0.90)		1.81	(1.78)	(1.85)	(14.08)
Net Asset Value -
End of Period	$ 3.20		$ 4.10	$ 2.29	$ 4.07	$ 5.92
Total Return***	(21.95)%		79.04%	(43.74)%	(31.25)%	(70.40)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	6,133		9,233	4,627	8,372	10,519

Ratio of Expenses to Average Net Assets	1.95%	*	1.95%	1.95%	1.95%	1.95%	*
Ratio of Net Investment Income/(Loss) to Average Net Assets	-1.83%	*	-1.75%	-1.67%	-1.70%	-1.60%	*
Portfolio Turnover Rate	26.88%	*	15.74%	20.08%	50.52%	247.88%

* Annualized.
** Commencement of operations.
*** Total returns in the above table represent the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

2004 Semi-Annual Report  7

NOTES TO FINANCIAL STATEMENTS - WIRELESS FUND

(UNAUDITED)

September 30, 2004

1.) ORGANIZATION

Wireless Fund (the"Fund") is a non-diversified series of the Wireless Trust (the "Trust"), an open-ended management investment company.  The Trust was organized in Massachusetts as a business trust on January 13, 2000 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, there is only one series authorized by the Trust.  The Fund's primary investment objective is to seek long-term growth of capital.  Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund, under normal market conditions, invests a least 80% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services.  The investments in securities are carried at market value.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.  Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

SECURITY TRANSACTION TIMING:

Security transactions are recorded on the trade date basis.  Dividend income is recorded on the ex-dividend date.  Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

FEDERAL INCOME TAXES:

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code  that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

USE OF ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements

2004 Semi-Annual Report  8

and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

OTHER:

Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital or net realized short-term gains.

3.) INVESTMENT ADVISORY AGREEMENT

Value Trend Capital Management, LP (the “Adviser”), manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees.  Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund.  Value Trend Capital Management also pays the salaries and fees of all officers and trustees of the Trust who are also officers, partners, or employees of Value Trend.  Value Trend Capital Management pays all operating expenses of the Fund, with the exception of taxes, interest, borrowing expenses (such as (a) interest and (b) dividends on short sales), brokerage commissions and extraordinary expenses.  For its services, the Adviser receives a fee of 1.95% per year of the average daily net assets of the Wireless Fund.  Berkshire Capital Holdings, Inc.  ("Berkshire Capital"), is the Sub-Adviser of the Fund and has responsibility for providing investment ideas and recommendations for the assets of the Fund, subject to the supervision of the Investment Adviser.  As full compensation for all services rendered, including investment ideas and recommendations for the assets of the Fund, the Adviser pays the Sub-Adviser compensation at the annual rate of 0.35% of the Fund's average daily net assets from the Adviser's fee.  As a result of the above calculation, for the six month period ended September 30, 2004, the Adviser and sub-adviser received management fees totaling $70,374.  At September 30, 2004, the Fund owed $9,752 to the Adviser.

4.) RELATED PARTY TRANSACTIONS

Control persons of Value Trend Capital Management, LP. also serve as directors/officers of the Fund.  These individuals receive benefits from the Adviser resulting from management fees paid to the Adviser of the Fund.

5.) CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at September 30, 2004 was $33,354,250 representing 1,914,980 shares outstanding.

6.) INVESTMENT TRANSACTIONS

For the six month period ended September 30, 2004, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $959,697 and $1,981,927, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at September 30, 2004 was $9,707,201.

At September 30, 2004, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation

(Depreciation)

Net Appreciation (Depreciation)

  $834,884

 ($4,402,564)

             ($3,567,680)

7.) LOSS CARRYFORWARDS

At September 30, 2004, the Fund had available for federal tax purposes an unused capital loss carryforward of $20,657,189, of which $14,791,824 expires in 2009, $4,289,293 expires in 2010, $1,200,315 expires in 2011, and $375,757 expires in 2012. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders. The Fund elected to defer post-October losses of $1,662,383.

8.)  DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid during the six month period ended September 30, 2004.

2004 Semi-Annual Report  9

PROXY VOTING GUIDELINES

Value Trend Capital Management, LP, the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.wireless-fund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how  the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge, upon request, by calling our toll free number(1-800-590-0898). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2004 Semi-Annual Report  10

Board of Trustees

Thomas H. Addis III

George Cossolias, CPA

Bradley J. DeHaven

Jeffrey R. Provence

Ross C. Provence

Investment Adviser

Value Trend Capital Management, LP

480 North Magnolia Avenue, Suite 103

El Cajon, CA 92020

Sub-Adviser

Berkshire Capital Holdings, Inc.

475 Milan Drive, Suite 103

San Jose, CA 95134

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd., Suite C

Brecksville, OH 44141

Custodian

U.S. Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Independent Auditors

Cohen McCurdy, Ltd.

826 Westpoint Pkwy., Ste 1250

Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Wireless Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.   Not applicable.

Item 3. Audit Committee Financial Expert.   Not applicable.

Item 4. Principal Accountant Fees and Services.   Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 10.  Controls and Procedures.

(a)

The Registrant’s President and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the elevation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or is reasonably likely to materially affect, the registrant’s internal; control over financial reporting.

Item 11.  Exhibits.

 (a)(1)

Any code of ethics or amendment hereto. Not applicable.

(a)(2)

Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wireless Fund

By : /s/ Ross C. Provence

Ross C. Provence

President

Date          12/7/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Ross C. Provence

Ross C. Provence

President

Date          12/7/04

By : /s/ Jeffrey R. Provence

Jeffrey R. Provence

Chief Financial Officer

Date          12/7/04